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                                                     Exhibit 10.27

Dott. Ing. FRANCESCO PUGNO VANONI
   VIA FIENO. B - 20123 MILANO
     TEL. 02/72011148





To: Trident Rowan Group            April 2nd 1997

I agree that the agreement, dated november 1, 1995, between the Trident Rowan Group and myself, Francesco Pugno Vanoni, is and will be cancelled effective as of the consummation date of the Tamarix/Finprogetti Acquisition Agreement.


                                   Francesco Pugno Vanoni

                                   /s/ Francesco Pugno Vanoni